UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2015

ASB Bancorp, Inc.

(Exact Name of Registrant As Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

001-35279	45-2463413
(Commission File Number)	(I.R.S. Employer Identification No.)

11 Church Street, Asheville, North Carolina 28801

(Address of Principal Executive Offices) (Zip Code)

(828) 254-7411

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement

On November 19, 2015, ASB Bancorp, Inc. (the “Company”) entered into a Stock Repurchase Agreement (the “Agreement”) with FVP Master Fund, L.P. (the “Seller”). Pursuant to the Agreement, the Company purchased 421,770 shares of its common stock, $0.01 par value, from the Seller for an aggregate purchase price of $11,176,905, or $26.50 per share. The repurchase was funded with cash on hand. Following the repurchase transaction, the Company had 3,983,496 shares of common stock outstanding.

The foregoing summary of the Agreement is qualified by reference to the full text of the Agreement, which is included as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Stock Purchase Agreement dated November 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASB BANCORP, INC.

By:	/s/ Suzanne S. DeFerie
Name:	Suzanne S. DeFerie
Title:	President and Chief Executive Officer

Dated: November 25, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Stock Purchase Agreement dated November 19, 2015